UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 13, 2009

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant’s Telephone Number, Including Area Code)

3847 East Loop 820 South, Fort Worth, Texas 76119
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of  Certain Officers.

(b)         Resignation of Chief Executive Officer.

On February 13, 2009, Ron Morgan notified the Board of Directors (the “Board”) of Tandy Leather Factory, Inc. (the “Company”) of his intention to resign as Chief Executive Officer of the Company effective June 30, 2009.  Mr. Morgan’s determination to resign was not due to any disagreement with the Company concerning any matters relating to the Company’s operations, policies or practices.  Mr. Morgan also notified the Board on that date that he does not intend to stand for re-election to the Board at the 2009 Annual Meeting of Stockholders to be held in May 2009.  At the time of the filing of this Current Report, a successor Chief Executive Officer had not been elected to fill the Chief Executive Officer position on June 30, 2009; however, the Board expects to elect Jon Thompson, the Company’s current President and Chief Operating Officer, as Mr. Morgan’s successor effective July 1, 2009.  Mr. Thompson is the son of Wray Thompson, the Company’s Chairman of the Board.

The Company issued a press release on February 17, 2009 with respect to Mr. Morgan’s resignation, a copy which is filed as Exhibit 99.1 hereto.

(e)         Entry into Material Compensatory Contract.

On February 13, 2009, the Company entered into a consulting agreement with J. Wray Thompson, Chairman of the Board, to be effective as of January 1, 2009.  The agreement provides that as compensation for Mr. Thompson’s service to the Board as Chairman in 2009, the Company shall pay Mr. Thompson a total of $25,000, payable in equal installments over the remaining months of 2009.  In addition, Mr. Thompson will be eligible to participate in the Company’s medical plan.

The summary of the consulting agreement set forth in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the text of the form of the agreement attached hereto as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are filed with this report and incorporated by reference herein:

Exhibit No.

10.1	Consulting Agreement, dated January 1, 2009, by and between Tandy Leather Factory, Inc. and J. Wray Thompson

99.1	Press Release, dated February 17, 2009, regarding resignation of Ron Morgan as Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: February 17, 2009	BY: /s/ Shannon L. Greene
Chief Financial Officer & Treasurer